UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016 (November 17, 2016)

Accuride Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32483	61-1109077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Accuride Corporation
7140 Office Circle, Evansville, IN 47715
(Address of principal executive offices, including Zip Code)

(812) 962-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

          On November 18, 2016 (the “Closing Date”), pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 2, 2016, by and among Accuride Corporation, a Delaware corporation (the “Company”), Armor Parent Corp., a Delaware corporation (“Parent”), and Armor Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are subsidiaries of investment funds advised by Crestview Advisors, L.L.C., a New York-based private equity firm (“Crestview”).

Item 1.01 Entry into a Material Definitive Agreement.

          On November 18, 2016, the Company, as the borrower, entered into (i) the Term Loan Credit Agreement with Parent, Royal Bank of Canada (“RBC”), as administrative agent and collateral agent, and the lenders party thereto from time to time (the “Term Loan Credit Agreement”) and (ii) the ABL Credit Agreement with Parent, RBC, as administrative agent and collateral agent, and the lenders party thereto from time to time (the “ABL Credit Agreement” and, together with the Term Loan Credit Agreement, the “New Credit Agreements”). The New Credit Agreements contain customary representations, covenants and events of default.

Item 1.02 Termination of a Material Definitive Agreement

Satisfaction and Discharge of the Notes

On November 17, 2016, the Company issued a press release announcing the expiration and results of its previously announced cash tender offer (the “Tender Offer”) in respect of its 9.5% First Priority Senior Secured Notes due 2018 (the “Notes”). A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. On November 18, 2016, the Company accepted for purchase the Notes that had been validly tendered and not validly withdrawn at or prior to 12:00 Midnight, New York City time, at the end of the day on November 16, 2016 (the “Expiration Time”). The Company then issued a notice of redemption on November 18, 2016 with respect to the Notes remaining outstanding following the completion of the Tender Offer on the Closing Date. Following payment for the Notes that had been validly tendered and not validly withdrawn at or prior to the Expiration Time, the Company deposited with the paying agent for the Notes remaining outstanding following the completion of Tender Offer funds sufficient to satisfy all obligations remaining on the Notes to the date of redemption, which will be December 19, 2016, under the indenture governing the Notes. In connection with the redemption, the indenture governing the Notes will be satisfied and discharged.

Payoff of Existing Credit Facility

On November 18, 2016, the Company used a portion of the proceeds of the loans funded under the New Credit Agreements, to repay and satisfy the obligations under that certain Credit Agreement dated as of July 11, 2013 by and among the Company, the subsidiaries of the Company party thereto, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the “Prior Credit Agreement”). The obligations of the Company and the guarantors under the Prior Credit Agreement were terminated on November 18, 2016.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that each share of the Company common stock was cancelled and converted into the right to receive $2.58 in cash, without interest and less applicable withholding taxes thereon, and has requested that NYSE halt trading in the Company common stock following the close of business on November 18, 2016. Additionally, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a certification and notice of termination on Form 15 with respect to the Company common stock, requesting that such stock be deregistered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and that the reporting obligations of the Company with respect to the Company common stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introduction above and Item 3.01 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

On November 18, 2016, pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent is controlled by Crestview. Also on November 18, 2016, the Company issued a press release announcing that Crestview had completed its previously announced acquisition of the Company. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Each share of the Company’s common stock was cancelled and converted into the right to receive $2.58 in cash, without interest and less applicable withholding taxes thereon, which per share consideration was funded from equity contributions from investment funds affiliated with Crestview, as well as proceeds received in connection with debt financing provided by Royal Bank of Canada.

The foregoing description of the Merger Agreement and related transactions (including, without limitation, the Merger) does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2016 and incorporated herein by reference

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          Pursuant to the terms of the Merger Agreement, at the Closing Date, the directors of Merger Sub immediately prior to the Closing Date became the directors of the Company immediately following the Closing Date. In connection therewith and pursuant to the Merger Agreement at the Closing Date, the following persons are no longer serving on the Company’s board of directors: Robin J. Adams, Keith E. Busse, Robert E. Davis, Lewis M. Kling, John W. Risner and James R. Rulseh. These departures were not a result of any disagreement between the Company and any of such directors on any matter relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Changes in Fiscal Year.

          In connection with the consummation of the Merger, pursuant to the terms of the Merger Agreement, at the Closing Date, each of the certificate of incorporation of the Company and the bylaws of the Company was amended and restated in its entirety. Copies of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Accuride Corporation.

3.2	Amended and Restated Bylaws of Accuride Corporation.

99.1	Press release, dated November 17, 2016, entitled “Accuride Corporation Announces Expiration and Results of Cash Tender Offer for Its 9.5% First Priority Senior Secured Notes due 2018.”

99.2	Press release, dated November 18, 2016, entitled “Accuride Corporation Announces Completion of Acquisition by Crestview Partners.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

/s/ Stephen A. Martin
Date: November 18, 2016	Name: Stephen A. Martin
Title: Senior Vice President, General Counsel and Human Resources

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Accuride Corporation.

3.2	Amended and Restated Bylaws of Accuride Corporation.

99.1	Press release, dated November 17, 2016, entitled “Accuride Corporation Announces Expiration and Results of Cash Tender Offer for Its 9.5% First Priority Senior Secured Notes due 2018.”

99.2	Press release dated November 18, 2016, entitled “Accuride Corporation Announces Completion of Acquisition by Crestview Partners.”